SIGMA

Additive Solutions

The AM Quality Assurance Standard

(Formerly Sigma Labs, Inc)

NASDAQ: SASI

It’s Time

H.C. Wainwright Global Investment Conference 2022

Forward Looking Statement

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, market and other conditions, Sigma Additive Solutions' business and financial condition, the extent of the market's acceptance of PrintRite3D version 7.0, Sigma Additive Solutions' ability to satisfy its capital needs through increasing its revenue and obtaining additional financing, and the impact of COVID-19, general economic, industry or political conditions in the United States or internationally. The Company disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see disclosures contained in Sigma Additive Solutions' public filings with the SEC, including the "Risk Factors" in Sigma Additive Solutions' Annual Report on Form 10-K, and which may be viewed at www.sec.gov

Key Messages



Positioning ourselves to be the center for AM Quality


Global metal and polymer Additive Manufacturing market 2020 to 2021 and supplier forecast 2026 [EUR billion]
System
Material
Part Manufacturing supplier
7.17
8.33
19.23
16.2%
CAGR 18.2%
AMPOWER
2020
2021
2026

Market opportunity is large and growing



Setting ourselves up for success, changed business model -> new Sigma Additive Solutions

Sigma Additive Solutions Overview

- Founded out of Los Alamos National Labs with addition of talent from Intel
- In-Process Quality Assurance solutions for the Additive Manufacturing industry
- Headquartered in Santa Fe, N. M.
- PrintRite3D detects and identifies defects real-time during the printing process
- 3rd party, agnostic hardware/software solution for sitewide support across printers, processes, and materials
- Transitioning to software only solution enabling scalable and embedded OEM/software partner distribution models covering the full in-process quality spectrum
- Business model accelerates both in revenue and profitability with the growth of the industry

NASDAQ: SASI	
Share Price (1)	$1.06
Market Cap (1)	$11.1
Cash (2)	$9.3M
TTM Revenue (2)	$1.2M
FY 2020 Revenues (3)	$1.7M
Net Debt (2)	$0
Patent Portfolio (4)	23 granted, 39 in progress
Outstanding Shares (2)	10.5M

1. As of May 13, 2022
2. As of March 31, 2022
3. As of December 31, 2021
4. As of May 16, 2022

Mission Statement

To accelerate the adoption of Additive Manufacturing by setting the standard for In-situ Quality Monitoring and Analytics



Addressing Supply Chain and Manufacturing Challenges

- Lead Time Reduction
- Fewer Parts
- Decreased Weight
- Increased Durability
- Maintenance Reduction

How do you qualify and certify parts that cannot be inspected traditionally?



Diffuser
Deswirler
Diffuser Case
B-Sump Hsg
Swirl Plate
Inner Shroud
Combustor Case Assembly
Mid-Frame
Super Structure
7 assemblies to 1
~300 parts to 1
>10 lbm weight reduction
~300:1

Sigma's Application:
All About Total Cost Reduction ($/cc)


(Process) development & NPI
Process development:
Process parameters
Part design
Root cause investigation
NPI lead time
Manufacturing
Live monitoring and analytics:
Visualization
Trigger stop build
OEE improvements
Closed-loop control
Manufacturing cost
Go/no-go QC:
Early scrap detection
Automated Quality Report (PEDIGREE)
Alternative to NDT
Guided NDT
Inspection cost
Inspection
Guidance for inspection
Indicate risk zones
Focused inspection vs total
lead time
Inspection cost

Who Are We?

- Respected and known name in industry
- No debt, strong balance sheet
- The 3rd Party agnostic standards-based solution: Across printer OEMs, printing processes, and materials
- An anchor product, that tackles one of the hardest monitoring and analytics challenges for additive manufacturing in meltpool technology
- BLUE CHIP CUSTOMERS – Lockheed, Airbus, Safran, Mitsubishi, DOE… with more coming
- Great early Machine Maker (OEM) Partners – DMG, Additive Industries, Aconity3D… with more coming
- Partners pushing and guiding us to solve their **total in-process needs**, and Sigma responding to build that based on our work with global standards groups like ASTM, NIST, ISO

SIGMA Additive Solutions

World-class Customers and Partners

End Users - Industrial	Universities and Research Organizations	OEMs	Software
Airbus Mitsubishi Baker Hughes Lockheed Martin Safran Department of Energy	Auburn University Northwestern University KIT Mississippi State University Fraunhofer West Texas A&M University MTC Manufacturing Technology Centre	Additive Industries DMG MORI Aconity3D	Materialise AMFG

SIGMA Additive Solutions

CENTER of EXCELLENCE Research to Standards ADDITIVE MANUFACTURING

JUST LAUNCHED

Founding Member

CENTER of EXCELLENCE Research to Standards

ADDITIVE MANUFACTURING

JUST LAUNCHED

Consortium for Materials Data and Standardization

3T additive manufacturing | Aalberts surface technologies accurate brazing | AddUp | Auburn University | Boeing | Desktop Metal | element

EOS | EWI We Manufacture Innovation | Fraunhofer IAPT | GE Additive | GASBARRE Thermal Processing Systems | GKN Additive

Hexagon Manufacturing Intelligence | hp | MORF3D Aerospace | mtc | NASA | Raytheon Technologies | Sigma Labs


MACHINE
PROCESS
PART

Positioning Sigma at The Center of AM Quality

Across Modalities

(LPBF, DED, Polymer SLS)

Monitoring and analyzing the additive continuum

Across Materials

The 3rd party agnostic analytics engine



Process
•Energy Density
•Temperature
•Cooling Rate
•Laser Path/Proximity
•Camera Imagery
•Heat Maps
•& Other
SIGMA LABS
The QA Standard for Additive Manufacturing
Machine
•O2
•Gas Flow
•Laser Power
•Humidity
•Temperature
•Recoater
•&Other
Part
•CT Correlation
•Part specific energy density
•Part specific temperature/cooling rate
•Porosity, Spatter, Lack of fusion…
•Visualization
•& Other
CAD / Process
Simulation
Request Job / Routing
Feedstock
Process & Monitoring (IPQA)
Post-Processing
Material Properties
Qualified Parts

Market Opportunity:

The impossible is now possible


Global metal and polymer Additive Manufacturing market
2020 to 2021 and supplier forecast 2026 [EUR billion]
System
Material
Part Manufacturing supplier
16.2%
CAGR
18.2%
7.17
8.33
19.23
AMPOWER
Source: additive-manufacturing-report.com
© Copyright 2022, AMPOWER GmbH & Co. KG
2020
2021
2026

2021 Additive Summary

- Overall metal and polymer AM market size in 2021 at EUR 8.33 billion
- Annual expected growth of 18.2 % per year until 2026
- Total market to reach EUR 19 billion (>$20B USD) in 2025
- Powder Bed Fusion is leading industrial AM technology
- Polymer part manufacturing supplier market four times larger than for metal parts
  - *Sigma Additive Solutions addressing the two largest segments of additive manufacturing*

Metal Additive Manufacturing Example:

~12,000 installed metal additive machines installed through 2020

>2,000 additional relevant machines added a year (>20% CAGR as noted right)

- 10% coverage of installed market in 2025 yields ~ USD $65 million annual recurring revenue
- 3% coverage of installed market in 2025 yields ~ USD $20 million in annual recurring revenue


Sold units 2020
Supplier forecast
Buyer forecast
Supplier
CAGR
29.9%
CAGR
20.1%
Buyer
1,991
7,328
4982
AMPOWER
2020
2025

FIGURE 11 ANNUAL METAL AM SYSTEM SALES 2020 AND FORECAST 2025 [UNITS]

<u>The Market Provides The Opportunity For Sigma Additive Solutions To Increase Its Value 10-20X</u>

SIGMA Additive Solutions

World Economic Forum

Highlighted the global importance of 3D printing over the next 10 years.

95% of respondents rate additive manufacturing quality and qualification as highly or very highly important to this success and growth.


How important do you rate the following challenges in one to five years' time for your relevant business model?
Cost reduction
60%
33%
7%
0%
Quality assurance and qualification
53%
42%
5%
0%
Digital process chain for AM
41%
33%
22%
4%
Change process and know-how
15%
70%
11%
4%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Very high
High
Low
Very low
Source: Fraunhofer surveys and interviews
An Additive Manufacturing Breakthrough: A How-to Guide for Scaling and Overcoming Key Challenges 6

"Enhancement of quality assurance methods such as in-process monitoring are a priority in current research. Overall, rather slow and continuous progress is expected in the development of simplified quality assurance and qualification."… Or is it….

https://3dprintingindustry.com/news/world-economic-forum-3d-printing-can-achieve-major-leap-in-market-share-over-next-ten-years-203963/

Forbes

MANUFACTURING

Three Areas Holding Back The $10.6B 3D Printing Industry

Michael Molitch-Hou Contributor
I have covered 3D printing for 10 years and am Editor of 3DPrint.com.

Follow

Apr 25, 2022, 02:21pm EDT

Listen to article 7 minutes

Market research firm SmarTech Analysis recently released its data for the additive manufacturing (AM) industry. It determined that, in 2021, the 3D printing sector reached $10.6 billion in revenue, excluding the revenues associated with hardware maintenance contracts and post-processing equipment. The firm further projects that AM is expected to grow to over $50 billion by 2030.



PROJECTED ADDITIVE MANUFACTURING MARKET REVENUES AND SEGMENT GROWTH RATES, 2021-2030(F)

The 3D printing industry is projected to reach over $50 billion by 2030, according to one market ... [+] IMAGE COURTESY OF SMARTECH ANALYSIS.

"Perhaps the biggest obstacle to widespread AM adoption is quality control."

"Meanwhile, firms like Sigma Additive Solutions… have created hardware to monitor the build chambers of metal 3D printers to detect errors. Increasingly, these tools will enable active feedback so that the machines can quickly correct issues during the print process. When connected with MES software and 3D printing simulation, the equipment can learn from past errors and address them before they even happen in the future.

https://www.forbes.com/sites/michaelmolitch-hou/2022/04/25/three-areas-holding-back-the-106b-3d-printing-industry/?sh=69507e974935

AM Forward

GE Aviation

LOCKHEED MARTIN

SIEMENS energy

Honeywell

Raytheon Technologies

America Makes

https://3dprint.com/291098/biden-admin-launches-u-s-3d-printing-program-am-forward/

Biden Admin Launches U.S. 3D Printing Program: AM Forward

May 6, 2022 • by Michael Molitch-Hou • 3D Printing • Business • Education • Featured Stories



Recent News

3D Printing Webinar and Event Roundup: May 15, 2022

3D Printing News Briefs, May 14, 2022:

A decade after his predecessor, Barack Obama, launched what would become America Makes, the administration of U.S. President Joe Biden has launched the AM Forward program, meant to further spur the growth of the additive manufacturing (AM) in the country. The program will see the U.S. government and giant multinationals support 3D printing initiatives, small-and-medium sized enterprises (SMEs) in various ways.

OEM/Hardware Market is Changing

- Major OEMs Opening Access to Data (APIs)


SLM SOLUTIONS
A SUPERIOR DIGITAL QA SOLUTION
This unique quality assurance software solution enables customers to perform build job evaluations, process qualifications, and certify parts more efficiently. Whether it's for a single part or serial production, the SLM Quality solution can support industrial customers during the qualification process, improving traceability and documentation of key process data.
SLM Build Job data
Discover a unique, digital & seamless solution to document ALL your SLM Build Job data
Configurable Dashboards & Reports
Highly configurable dashboards and reports to match your specific requirements
Friendly UI
Friendly UI makes it easy to use without the need for advanced training
API For Full Data Access
Full data access for evaluation or use in 3rd party software thanks to the API


eos
Industrial 3D Printing
Case Studies
Products and Services
Innovations
3D Printing Software for Industry 4.0
Fully Integrating of Additive Manufacturing into Production
Production monitoring and automation software for additive manufacturing processes.
Industry 4.0 means fully integrating industrial 3D printing into production to make production processes more flexible and efficient. With EOSCONNECT, you can take advantage of all your machine and production data in real time.
Unbeatable Networking and Flexibility. EOSCONNECT helps you to achieve your productivity and quality goals.
We offer an open interface that supports integration with intelligent EOS apps, as well as third-party applications, to increase productivity. In this way, we lay the foundations to integrate additive manufacturing effectively into industrial production environments.
EOSCONNECT
Industrial grade connectivity

- Laser Hardware Vendors Incorporating Monitoring Hardware (Integration)


Real time data synchronization
Specifically designed with monitoring and control in mind, the Firefly 3D can monitor the process out of the box. Users can achieve more control thanks to our advanced processing tools, enabling real time changes to scanning operations.


SCANLAB
innovators for industry
COMPANY
PRODUCTS
APPLICATIONS
intelliSCAN Features
High-performance Control
Thanks to powerful servo algorithms, these scanners fulfill the toughest demands for dynamics, flexibility and precision, while also delivering very good marking quality. intelliSCAN's electronics provide comprehensive possibilities for remote diagnostics and communication between the scan system and control computer. All key status parameters are captured in real time.
Highest dynamic performance
Maximum flexibility due to switchable tunings
Ideal adaptability enabled by a multitude of variants
Comprehensive diagnostic and monitoring functions
High long-term stability
Water & air cooling option

SIGMA Additive Solutions

Sigma Labs IS NOW OPERATING AS

SIGMA ADDITIVE SOLUTIONS

FROM		TO
Prototype	→	**Production**
Laboratory-based	→	**Solutions-based**
Licensed pricing model	→	**Easy subscription model**
3D metals	→	**3D metals plus polymers**
Single point solution	→	**Tightly-integrated with OEM and MES providers**

The Sigma Additive Solutions name reflects the evolution of the Company from its origins as a laboratory engaged in research and development of 3D metal printing technology – into a solutions provider focused on helping its customers and OEM partner providers use a standard set of patented quality metrics across 3D printers from different manufacturers, using different processes, for both metal and polymer parts.

SIGMA Additive Solutions

Positioning Ourselves to Win

2022

Phase I

- OEM closed systems
- No APIs
- No collaboration
- Beg, borrow time to develop PrintRite3D
- Market limited by price point
- Hardware-software retrofit required
- Perpetual License



Phase II

- Open systems
- Partner ecosystems
- Published API's
- Increased collaboration
- Full in-process quality: Machine, Process, Part
  - Meltpool
  - Vision
  - Machine Sensors
- Machine Learning and Artificial Intelligence
- Subscription Model

PrintRite3D software only solution for OEMs and retro-market

Phase III

- Software only offering
- Embedded non-optional on OEM offerings
- Price point enables thousands of systems
- Targeting >50% software only revenue

Leverage Sigma's IP to 1,000s of Printers

Old "Sigma Labs" vs New "Sigma Additive Solutions"


Perpetual License Past
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
5
4
3
2
1
0
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Units
Revenue


Subscription Example
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Yr 1
Yr 2
Yr 3
Yr 4
Yr 5
Cummulative Installed Base (# of machines)
Perpetual Revenue
Example Revenue

Where Sigma Additive Solutions Meets the Additive Workflow

SIGMA Additive Solutions

The full digital thread across the additive part journey to deliver more efficient, sustainable, and reliable builds

Combined MES and in-situ quality monitoring can:

- Improve OEE through automated plant floor process
- Data pedigree and integrity: full traceability from powder to part
- In-process data analytics feed simulation, material properties, and quality assurance to improve process and shorten qualification time



Across Modalities
(LPBF, DED, Polymer SLS)
Monitoring and analyzing the additive continuum
Across Materials
The 3rd party agnostic analytics engine
Process
•Energy Density
•Temperature
•Cooling Rate
•Laser Path/Proximity
•Camera Imagery
•Heat Maps
•& Other
SIGMA Additive Solutions
Machine
•O2
•Gas Flow
•Laser Power
•Humidity
•Temperature
•Recoater
•&Other
Part
•CT Correlation
•Part specific energy density
•Part specific temperature/cooling rate
•Porosity, Spatter, Lack of fusion...
•Visualization
•& Other

AMFG Autonomous Manufacturing



Demand Capture
Locked Down Part
Automated Scheduling
Automated Build Generation
Production Execution
Monitoring
Post Processing & Quality Assurance
Automated Reporting
Integration with ERPs or AMFG digital inventory module
Orientation positioning quality parameter slice data
Automated resource planning based on needs & capacity
Flexible part placement ensuring repeatability & quality
Streaming to machine
Fully integrated machine software
Real-time machine monitoring & data capture for analytics
Production floor apps & guided quality assurance
Collect your data and automatically generate your QC report

Impact of Strategic Shift

- Significantly lowers the barrier of entry and ease of expansion within sites and broader industry
- Increases our gross margin and simplifies our business model
    - GM increases from ~ 60% to ~ 90%
    - 70% of revenue through, or in partnership, with printer OEMs
    - 30% will be hardware/software edge computer direct to universities and research organizations

Software only solution enables us to build a partner ecosystem and add value through the entire manufacturing process from design through post- production.

Protecting Our IP

Jurisdiction	Granted	In Process	Total*
US	16	15	31
PCT		3	3
EP		4	4
Germany	2	10	12
China	3	4	7
Japan	1	3	4
Korea	1	0	1
Total	**23**	**39**	**62**

*As of May 16, 2022



These patents encompass the fundamental technology underlying Sigma's melt pool process control, data analytics, anomaly detection, signature identification, & "closed loop control" of 3D metal printing.

KPIs Going Forward

- Additional OEM partners in our different tier solutions
- Growth of our software ecosystem of bundled solutions, and software only product offerings/expansions
- Advances to our product suite to address traditional manufacturer's production needs
- Addition and corresponding scaling at meaningful customers
- Expansion into adjacent markets, such as polymer production
- Extension of our runway by executing on new business model, focus on reducing our operating expenses, and allocation of resources to accomplish our goals

Summary

- The market is changing and embracing open API's, standardization, collaboration and increased focus on improving the economics
- Our IP for quality monitoring is differentiated and highly valuable to the industry
- Through transition to a software only offering allows us to sell and support 1,000s of units, vs 10's
- We are moving aggressively towards strategies that support this growth model, such as subscription-based pricing, multi–tiered OEM models, expanding our partner ecosystem, and active contribution towards setting standards

Key Messages



Positioning ourselves to be the center for AM Quality


Global metal and polymer Additive Manufacturing market 2020 to 2021 and supplier forecast 2026 [EUR billion]
System
Material
Part Manufacturing supplier
16.2%
CAGR 18.2%
7.17
8.33
19.23
AMPOWER
2020
2021
2026

Market opportunity is large and growing



Setting ourselves up for success, changed business model -> new Sigma Additive Solutions

SIGMA
Additive Solutions
The AM Quality Assurance Standard

NASDAQ: SASI